LEBENTHAL LISANTI SMALL CAP GROWTH FUND (the “Fund”)
(formerly known as the Adams Harkness Small Cap Growth Fund)

Supplement dated March 2, 2015 to the Prospectus dated May 1, 2014, as supplemented December 18, 2014

On December 12, 2014, AH Lisanti Capital Growth, LLC (“AH Lisanti”), the investment adviser to the Fund, advised the Board of Trustees (the “Board”) of Forum Funds (the “Trust”) that AH Lisanti expected to enter into an arrangement that would cause AH Lisanti to undergo a change of control, resulting in the automatic termination of the current investment advisory agreement between the Trust and AH Lisanti.

In anticipation of the change in control of AH Lisanti, and to provide for continuity of management, on January 29, 2015, the Board approved the termination of the existing advisory agreement with AH Lisanti and approved an Interim Investment Advisory Agreement, effective as of March 2, 2015 (“Interim Agreement”) between the Trust, on behalf of the Fund, and Lebenthal Lisanti Capital Growth, LLC (“Lebenthal Lisanti”). The Interim Agreement will remain in effect for no more than 150 days from March 2, 2015 or until Fund shareholders approve a new investment advisory agreement for the Fund, whichever is earlier. On March 27, 2015, the Board expects to consider a new investment advisory agreement (“New Agreement”) between the Trust, on behalf of the Fund, and Lebenthal Lisanti and determine whether to submit the New Agreement to the Fund’s shareholders for their approval.

In connection with the appointment of Lebenthal Lisanti as interim investment adviser, the Fund changed its name from the Adams Harkness Small Cap Growth Fund to the Lebenthal Lisanti Small Cap Growth Fund.

As a result of the changes described above, the Prospectus is supplemented as follows:

1.	Change to the name of the Fund.

All references to the Adams Harkness Small Cap Growth Fund are replaced with the Lebenthal Lisanti Small Cap Growth Fund.

2.	Change in Investment Adviser.

All references to AH Lisanti Capital Growth, LLC are replaced with Lebenthal Lisanti Capital Growth, LLC.

3.
The sections entitled “Investment Adviser” and “Portfolio Manager” under the heading “Management” beginning on page 11 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Investment Adviser

Effective on March 2, 2015, Lebenthal Lisanti Capital Growth, LLC (the “Adviser”) was appointed to serve as the interim investment adviser to the Fund pursuant to an Interim Investment Advisory Agreement (“Interim Agreement”) entered into between the Trust, on behalf of the Fund, and the Adviser. The Interim Agreement will remain in effect for no more than 150 days from March 2, 2015, or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

228-PSA-0315

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an annual advisory fee from the Fund at an annual rate equal to 1.00% of the Fund’s average annual daily net assets under the terms of the Interim Agreement. The Adviser has voluntarily undertaken to waive a portion of its advisory fee and reimburse Fund expenses through April 30, 2015, so that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) do not exceed 1.80%. However, there can be no assurance that the current waiver will be maintained. The Adviser can unilaterally decide to terminate the waiver at any time. Any fee waiver or expense reimbursement increases investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

A discussion summarizing the basis on which the Board approved the Interim Agreement will be included in the semi-annual report to the shareholders of the Fund for the period ending June 30, 2015.

Portfolio Manager

Mary Lisanti. Ms. Lisanti is responsible for the day-to-day management of the Fund and performs all of the functions related to the management of the portfolio. She has over 35 years of financial markets experience with a particular expertise in managing growth-oriented investment strategies in small and mid capitalization equities. Her accomplishments include being named "Fund Manager of the Year" by Barron's in 1996. She also was top-ranked as an analyst, and in 1989 ranked #1, by Institutional Investor, for her work in small company research.

Ms. Lisanti has served as the Fund's portfolio manager since its commencement.

From 1998 to 2004, Ms. Lisanti was Chief Investment Officer of ING Investments, LLC, responsible for overseeing the firm's equity mutual funds as well as serving as portfolio manager for the ING SmallCap Opportunities series and separately managed institutional accounts and as lead portfolio manager for the ING MidCap Opportunities and Growth Opportunities Funds and LargeCap Growth Fund.

From 1996 to 1998, she was a portfolio manager of the Strong Small Cap Fund and separately managed institutional accounts and Senior Portfolio Manager of the Strong Mid Cap Fund.

From 1993 to 1996 she worked at Bankers Trust Corp., where her most recent position was as Managing Director and Head of Small and Mid-Capitalization Equity Strategies. During her tenure there, she managed the BT Small Cap and Capital Appreciation Funds as well as separately managed accounts. Earlier in her career, she was Vice President of Investments with the Evergreen Funds. She began her financial industry career as a securities analyst specializing in emerging growth stocks. Ms. Lisanti, who is a Chartered Financial Analyst, received a B.A. with honors from Princeton University.

The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the ownership of Fund shares by the portfolio manager.

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For more information, please contact a Fund customer service representative at (800) 441-7031 (toll free).

PLEASE RETAIN FOR FUTURE REFERENCE.

LEBENTHAL LISANTI SMALL CAP GROWTH FUND (the “Fund”)
(formerly known as the Adams Harkness Small Cap Growth Fund)

Supplement dated March 2, 2015 to the Statement of Additional Information (“SAI”) dated May 1, 2014

 On December 12, 2014, AH Lisanti Capital Growth, LLC (“AH Lisanti”), the investment adviser to the Fund, advised the Board of Trustees (the “Board”) of Forum Funds (the “Trust”) that AH Lisanti expected to enter into an arrangement that would cause AH Lisanti to undergo a change of control, resulting in the automatic termination of the current investment advisory agreement between the Trust and AH Lisanti.

In anticipation of the change in control of AH Lisanti, and to provide for continuity of management, on January 29, 2015, the Board approved the termination of the existing advisory agreement with AH Lisanti and approved an Interim Investment Advisory Agreement, effective as of March 2, 2015 (“Interim Agreement”) between the Trust, on behalf of the Fund, and Lebenthal Lisanti Capital Growth, LLC (“Lebenthal Lisanti”). The Interim Agreement will remain in effect for no more than 150 days from March 2, 2015 or until Fund shareholders approve a new investment advisory agreement for the Fund, whichever is earlier. On March 27, 2015, the Board expects to consider a new investment advisory agreement (“New Agreement”) between the Trust, on behalf of the Fund, and Lebenthal Lisanti and determine whether to submit the New Agreement to the Fund’s shareholders for their approval.

In connection with the appointment of Lebenthal Lisanti as interim investment adviser, the Fund changed its name from the Adams Harkness Small Cap Growth Fund to the Lebenthal Lisanti Small Cap Growth Fund.

As a result of the changes described above, the SAI is supplemented as follows:

1.	Change to the name of the Fund.

All references to the Adams Harkness Small Cap Growth Fund are replaced with the Lebenthal Lisanti Small Cap Growth Fund.

2.	Change in Investment Adviser.

All references to AH Lisanti Capital Growth, LLC are replaced with Lebenthal Lisanti Capital Growth, LLC.

3.
The sections entitled “Services of Adviser,” “Ownership of Adviser” and “Advisory Agreement” under the heading “F. Investment Adviser” beginning on page 16 of the SAI are hereby deleted in their entirety and replaced with the following:

Services of Adviser. Effective on March 2, 2015, Lebenthal Lisanti, LLC (the “Adviser”) was appointed to serve as the interim investment adviser to the Fund pursuant to an Interim Investment Advisory Agreement (“Interim Agreement”) entered into between the Trust, on behalf of the Fund, and the Adviser. The Interim Agreement will remain in effect for no more than 150 days from March 2, 2015, or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

Under the Interim Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser. Prior to March 2, 2015, the adviser of the Fund was AH Lisanti Capital Growth, LLC (“AH Lisanti”). AH Lisanti was majority owned by Ms. Mary Lisanti, portfolio manager of the Fund, and Adams Harkness Asset Management, Inc. (“AHAM”), another registered investment adviser, maintained a 49% equity interest. On March 2, 2015, AHAM transferred to Lebenthal Asset Management, LLC its entire 49% equity interest in AH Lisanti. In addition, Ms. Lisanti transferred 2% of her 51% equity interest in AH Lisanti to Ms. Alexandra Lebenthal and Lebenthal Asset Management, LLC, at the direction of its parent corporation Lebenthal Holdings, LLC, transferred 1% of its newly acquired 49% interest to Ms. Lebenthal. As a result of the transaction, AH Lisanti was renamed Lebenthal Lisanti Capital Growth, LLC.

Advisory Agreement. Effective March 2, 2015, the Board terminated the investment advisory agreement between the Trust, on behalf of the Fund, and AH Lisanti. Also, effective on March 2, 2015, the Adviser was appointed to serve as the interim investment adviser to the Fund, and commenced management of the Fund pursuant to  the Interim Agreement. The Interim Agreement will remain in effect for no more than 150 days from March 2, 2015 or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

The Interim Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Interim Agreement terminates immediately upon assignment. Under the Interim Agreement, the Adviser is not liable for any mistake of judgment or mistake of law, or any event whatsoever except for lack of good faith or by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Interim Agreement.

* * *
For more information, please contact a Fund customer service representative at (800) 441-7031 (toll free).

PLEASE RETAIN FOR FUTURE REFERENCE.